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                                                                    EXHIBIT 10.3

                            FIRST AMENDMENT TO LEASE

                     NEXUS VI/LIGAND PHARMACEUTICALS, INC.

     THAT CERTAIN LEASE ("Lease") made as of March 7, 1997, by and between NEXUS EQUITY VI LLC, a California limited liability company ("Landlord"), and LIGAND PHARMACEUTICALS, INC., a Delaware corporation ("Tenant"), for the real property described below, is hereby amended as follows:

     1.   Section 2.1.4 of the Lease is amended to read as follows:

          (a)  Term Commencement Date: January 1, 1998

          (b) Term Expiration Date: Seventeen (17) years from the Term Commencement Date

     2.   Article 40 of the Lease is deleted in its entirety.

     The Premises which are the subject of the Lease consist of (i) that certain real property legally described as Parcel 2 of Parcel Map 17826, in the City of San Diego, County of San Diego, State of California, according to Map thereof, filed in the Office of the County Recorder of San Diego County, February 18, 1997, (ii) the entirety of the building constructed on the real property, and
(iii) all landscaping, drainage, irrigation, lighting, parking facilities, walkways, driveways and other improvements and appurtenances related thereto, including, but not limited to, ingress and egress to the public right-of-way.

     All terms with an initial capital letter herein shall have the same meaning as is given to them in the Lease.

     In all other respects, the Lease shall remain in full force and effect as originally written.

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     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Lease effective March 7, 1997.


LANDLORD:

NEXUS EQUITY VI LLC
A California Limited Liability Company
By Nexus Properties, Inc.
Its Manager

By: /s/ MICHAEL J. REIDY
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    Michael J. Reidy
    Chief Executive Officer


TENANT:

LIGAND PHARMACEUTICALS, INC.
A Delaware corporation

By: /s/ PAUL V. MAIER
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    Paul V. Maier
    Senior Vice President and Chief Financial Officer